UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2008

BRUKER BIOSCIENCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-30833	04-3110160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Manning Road
Billerica, MA 01821
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (978) 663-3660

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☒           Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 8.01.  Other Events

On January 17, 2008, Bruker BioSciences Corporation issued a press release announcing that it has filed with the Securities and Exchange Commission its definitive proxy statement relating to the proposed acquisition of the Bruker BioSpin group of companies, and that a special meeting of stockholders to consider and vote upon matters relating to the acquisition will be held on February 25, 2008. Bruker BioSciences also announced that the required waiting period imposed by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, has expired.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)                                 Exhibits.

Exhibit No.                                      Description of Exhibit

99.1                                                   Press Release dated January 17, 2008.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUKER BIOSCIENCES CORPORATION
(Registrant)

Date: January 17, 2008	By:	/s/ Frank H. Laukien
Frank H. Laukien, Ph.D. Chief Executive Officer and President

Exhibit Index

Exhibit Number	Exhibit Name
99.1	Press Release dated January 17, 2008.